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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in this Post-Effective Amendment No. 1 to the Form SB-2 Registration Statement.





ARTHUR ANDERSEN LLP

Richmond, Virginia
June 2, 1997